UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2009

NEUTRAL TANDEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33778	31-1786871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive

Suite 200

Chicago, Illinois 60606

(Address of principal executive offices, including Zip Code)

(312) 384-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 28, 2009, the Board of Directors (the “Board”) of Neutral Tandem, Inc. (the “Company”) approved, and subsequently thereto the Company entered into an amendment (the “Amendment”) to the Company’s Employment Agreement with Rian J. Wren, the Company’s Chief Executive Officer and President. The Employment Agreement was amended to extend the last day of the initial term (the “Initial Term”) of the Employment Agreement from February 5, 2010 to February 5, 2012 and increase Mr. Wren’s annual salary from $420,000 to $450,000 per year, effective January 1, 2010. Under the Amendment, if Mr. Wren notifies the Company of the termination of his employment during the Initial Term (with such termination effective on or after February 6, 2011), then all of Mr. Wren’s unvested stock option and restricted stock equity awards will vest on the later of the date of the notice or December 1, 2010. In addition, if the Company notifies Mr. Wren of the termination of his employment during the Initial Term for any reason other than “Cause” (as defined in the Employment Agreement), then all such unvested equity awards will vest immediately.

The foregoing description is qualified by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On December 28, 2009, the Board of the Company approved increases in the annual base salaries of certain of its named executive officers. As a result, the base salary of Surendra Saboo, the Company’s Chief Operating Officer, increased from $290,000 to $305,000; the base salary of Robert M. Junkroski, the Company’s Chief Financial Officer, increased from $272,000 to $286,000; and the base salary of Richard L. Monto, the Company’s General Counsel and Secretary, increased from $218,000 to $229,000. The increases will be effective on January 1, 2010.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Third Amendment to the Employment Agreement dated December 28, 2009 between the Company and Mr. Wren

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUTRAL TANDEM, INC.

/S/ ROBERT M. JUNKROSKI
Date: December 31, 2009	Name:	Robert M. Junkroski
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Third Amendment to the Employment Agreement dated December 28, 2009 between the Company and Mr. Wren